Exhibit 10.6

[   ], 2026

FutureCore Acquisition Corp.

1185 Avenue of the Americas, Suite 304

New York, NY 10036

Ladies and Gentlemen:

FutureCore Acquisition Corp. (the “Company”), a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with its initial public offering (“IPO”). The Company currently anticipates selling units (“Units”) in the IPO, each comprised of one ordinary share, par value $0.0001 per share, of the Company (“Ordinary Share(s)”), one redeemable warrant, and one right (“Right(s)”) entitling the holder thereof to receive 1/4th of one Ordinary Share upon the completion of an initial Business Combination.

The undersigned hereby commits to purchase an aggregate of 240,750 units of the Company (“Initial Units”) at $10.00 per Initial Unit for an aggregate purchase price of $2,407,500 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO (“Underwriters”) exercise their over-allotment option in full or in part, the undersigned further commits to purchase up to an additional 8438 units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit, for an aggregate purchase price of up to $84,380 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). The Private Units will be identical to the Units except as described below.

On the date of the closing of the IPO (the “IPO Closing Date”), the Company shall issue and sell to the undersigned, and the undersigned shall purchase from the Company, the Initial Units for the Initial Purchase Price. At least one (1) business day prior to the date the Company’s registration statement filed in connection with the IPO (“Registration Statement”) is declared effective, the undersigned will cause the Purchase Price to be delivered by wire transfer of immediately available funds to the accounts designated by the Company, including to the trust account at a financial institution to be chosen by the Company, maintained by Continental Stock Transfer & Trust Company, acting as trustee, in accordance with the Company’s wiring instructions. On the IPO Closing Date, the Initial Purchase Price shall be released to the Company and the Company shall effect delivery of the Initial Units to the undersigned in book-entry form.

On the date of the closing of the over-allotment option, if any, in connection with the IPO (each such date, an “Over-Allotment Closing Date,” and each Over-Allotment Closing Date (if any) and the IPO Closing Date, a “Closing Date”), the Over-Allotment Purchase Price shall be released to the Company and the Company shall issue and sell to the undersigned, and the undersigned shall purchase from the Company, the Additional Units (or, to the extent the over-allotment option is not exercised in full, a lesser number of Additional Units in proportion to portion of the over-allotment option that is exercised). On each Over-Allotment Closing Date, if any, subject to receipt of funds pursuant to the immediately prior sentence, the Company shall effect delivery of the Additional Units to the undersigned in book-entry form.

The Private Units will be identical to the Units to be sold by the Company in the IPO, except that:

●	the undersigned agrees to vote the Ordinary Shares included in the Private Units (“Private Shares”) in favor of any proposed Business Combination;

●	the undersigned agrees not to seek redemption of any Private Shares, or seek to sell any Private Shares in any tender offer, in connection with any proposed Business Combination;

●	the Private Units (including Private Shares and rights included in the Private Units (“Private Rights”), and the Ordinary Shares underlying the Private Rights) will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement);

●	the Private Units (including Private Shares and Private Rights, and the Ordinary Shares underlying the Private Rights) will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement (the “Registration Rights Agreement”);

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units or the underlying securities (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO) if the Company fails to consummate a Business Combination; and

●	the Private Units (including Private Shares and Private Rights, and the Ordinary Shares underlying the Private Rights) will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the Underwriters in order to consummate the IPO, which terms or restrictions will be described in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter and (ii) the Registration Rights Agreement.

The undersigned hereby represents and warrants to the Company (which representations and warranties shall survive each Closing Date) that:

(a)	it has been advised that the Private Units (including Private Shares and Private Rights, and the Ordinary Shares underlying the Private Rights, collectively, the “Securities”), have not been registered under the Securities Act;

(b)	it is acquiring the Securities for its own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof;

(c)	it understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the undersigned’s compliance with, the representations and warranties of the undersigned set forth herein in order to determine the availability of such exemptions and the eligibility of the undersigned to acquire such Securities;

(d)	it is an “accredited investor” as defined by Rule 501(a)(3) of Regulation D promulgated under the Securities Act, and it has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act. The undersigned did not decide to enter into this letter agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act;

(e)	it has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the undersigned. The undersigned has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The undersigned understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities;

(f)	it understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the undersigned nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

(g)	it understands that: (A) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (B) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the undersigned understands that the U.S. Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after an initial Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act;

(h)	it has such knowledge and experience in financial and business matters, knowledge of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The undersigned has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The undersigned can afford a complete loss of its investments in the Securities;

(i)	it has full power, authority and legal capacity to execute and deliver this letter agreement and any documents contemplated herein or needed to consummate the transactions contemplated in this letter agreement;

(j)	it understands that the Private Units shall bear the legend substantially in the form set forth below and be subject to appropriate “stop transfer restrictions”:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, SUBJECT TO ANY ADDITIONAL LIMITATIONS ON TRANSFER DESCRIBED IN THE LETTER AGREEMENT BY AND AMONG FUTURECORE ACQUISITION CORPORATION (THE “COMPANY”), FUTURECORE CAPITAL SPONSOR LTD AND THE OTHER PARTIES THERETO, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE UPON WHICH THE COMPANY COMPLETES ITS INITIAL BUSINESS COMBINATION (AS DEFINED IN ITS AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION) EXCEPT TO A PERMITTED TRANSFEREE WHO AGREES IN WRITING WITH THE COMPANY TO BE SUBJECT TO SUCH TRANSFER PROVISIONS.

SECURITIES EVIDENCED HEREBY SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT WITH THE COMPANY.”;

(k)	this letter agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law); and

(l)	the execution and delivery by the undersigned of this letter agreement and the fulfillment of and compliance with the terms hereof by the undersigned do not and shall not as of each Closing Date (a) conflict with or result in a breach by the undersigned of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the undersigned’s equity or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the undersigned’s organizational documents in effect on the date hereof or as may be amended prior to completion of the contemplated IPO, or any material law, statute, rule or regulation to which the undersigned is subject, or any agreement, instrument, order, judgment or decree to which the undersigned is subject, except for any filings required after the date hereof under federal or state securities laws.

All of the representations and warranties contained herein shall survive each Closing Date. Except as otherwise expressly provided herein, all covenants and agreements contained in this letter agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this letter agreement, other than assignments by the undersigned to affiliates thereof (including, without limitation one or more of its members). This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by the parties hereto.

Whenever possible, each provision of letter agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this letter agreement. This letter agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or electronic transmission.

This letter agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the laws of another jurisdiction.

This letter agreement may be terminated by the Company or the undersigned at any time after [   ], 2026 upon written notice to the other party hereto if the closing of the IPO does not occur prior to such date.

[Signature Page Follows]

Very truly yours,

FUTURECORE CAPITAL SPONSOR LTD

By:
	Name:	Michael Zhang
	Title:	Director

Accepted and Agreed:

FUTURECORE ACQUISITION CORPORATION

By:
	Name:	Michael Zhang
	Title:	Chief Executive Officer

[Signature Page to Private Placement Units Purchase Agreement]

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